August 20, 2001

--------------------------------------------------------------------------------


THERMO
ELECTRON CORPORATION



DISCUSSION ON  [SPECTRA LOGO] SPECTRA-PHYSICS



[JPMORGAN LOGO]

This presentation was prepared exclusively for the benefit and internal use of Thermo Electron Corporation in order to indicate, on a preliminary basis, the feasibility of a possible transaction or transactions and does not carry any right of publication or disclosure to any other party. This presentation is incomplete without reference to, and should be viewed solely in conjunction with, the oral briefing provided by JPMorgan. Neither this presentation nor any of its contents may be used for any other purpose without the prior written consent of JPMorgan.

The information in this presentation is based upon management forecasts and reflects prevailing conditions and our views as of this date, all of which are accordingly subject to change. In preparing this presentation, we have relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources or which was provided to us by or on behalf of Thermo Electron Corporation or which was otherwise reviewed by us. In addition, our analyses are not and do not purport to be appraisals of the assets, stock, or business of Thermo Electron Corporation.

JPMorgan is a marketing name for investment banking businesses of JPMorgan Chase & Co. and its subsidiaries worldwide. Securities, syndicated loan arranging, financial advisory and other investment banking activities are performed by JPMorgan Securities Inc., the JPMorgan division of Chase Securities Inc. and their securities affiliates, and lending, derivatives and other commercial banking activities are performed by Morgan Guaranty Trust Company of New York, The Chase Manhattan Bank and their banking affiliates. JPMorgan deal team members may be employees of any of the foregoing entities.

AGENDA
===============================================================================

-------------------------------------------------------------------------------
  o      OVERVIEW
-------------------------------------------------------------------------------

  o      Equity market overview

  o      Valuation analysis

  o      Minority spin-in analysis

  o      Shareholder considerations

TIMELINE
===============================================================================


        KEY DATES           KEY EVENTS
        ------------------  -------------------------------------------------------------------------------------------
1997    Oct-1997            o    Laser and Optics Group of Spectra-Physics AB prepared for IPO

        Dec-1997            o    Public offering of Laser and Optics Group (renamed
                                 Spectra-Physics Lasers, Inc.) completed with 2.4MM shares at
                                 $10 per share

        Jan-1998            o    Over-allotment of 360,000 shares sold

                            o    Spectra-Physics AB indirectly owns 80% of SPLI stock

        Feb-1999            o    Thermo Instrument Systems acquired Spectra-Physics AB and indirect ownership of 79% interest in SPLI

        Jan-2000            o    Thermo Instrument Systems spun-in by Thermo Electron Corporation

        Today               o    Thermo Electron owns 13.3MM shares (79.8%) of SPLI through Spectra-Physics
                                 AB, a wholly-owned subsidiary of Thermo Electron

2002    Feb-2002            o    Delaware 203 restriction expires
        ------------------  -------------------------------------------------------------------------------------------

SPIN-IN PUBLIC MINORITY: PROS AND CONS
===============================================================================


Pros

o    Increase investment in optical segment

     -    100% ownership and complete control of SPLI

     -    Retain high-growth business within Thermo portfolio

o    Eliminate costs of public minority

o    Opportunity to combine Thermo's optical businesses with SPLI

o    Further clarifying of TMO story


Cons

o    Significant employee retention issues

     - Difficult to retain scarce optical engineering talent without focused currency

o Lack of separate public currency to grow the business through acquisition

o    Tender offer may not be successful

o Could be slightly dilutive to Thermo's earnings in the absence of synergies

SUMMARY OF ILLUSTRATIVE TRANSACTION
===============================================================================

PRICES DISPLAYED FOR ILLUSTRATIVE PURPOSES ONLY
$ MILLIONS, EXCEPT PER SHARE DATA


Acquirer                                  Thermo Electron Corporation

Target                                    Spectra-Physics

Consideration                             Cash

Minority stake purchased                  20.2% basic
                                          26.3% fully diluted


                                                              ILLUSTRATIVE PURCHASE PRICES
PURCHASE PRICE (PER SHARE)                              $15.00             $17.50         $20.00
-------------------------------------------- ------------------ ------------------ --------------
Implied transaction value(1)                              $287               $333           $378

Implied equity value(1)                                    259                305            350

Equity value of minority stake(2)                           59                 71             84

-------------------------------------------- ------------------ ------------------ --------------

(1) Based on 16.7MM common shares, 1.5 MM options with an average strike price of $9.19; net debt of $28MM as of 6/30/01

(2)  Fully diluted value net of option proceeds, based on 13.3MM TMO shares

AGENDA
===============================================================================

  o      Overview

  o      EQUITY MARKET OVERVIEW

  o      Valuation analysis

  o      Minority spin-in analysis

  o      Shareholder considerations

PUBLIC MARKET OVERVIEW
===============================================================================

$ MILLIONS, EXCEPT PER SHARE DATA

                               Public market overview
        Stock price(1)                                         $17.63

           52-week high                                        $72.25
           52-week low                                         $13.25

        Shares outstanding                                       16.7
        Options                                                   1.5
        Average strike price                                    $9.19
        Fully diluted shares                                     17.4

        Market capitalization                                    $307

           Net debt(2)                                             28
                                                           -----------

        Firm value                                               $335


                                                                              Transaction multiples
                                                                   2001E(3)                               2002E(3)
---------------------------------------------------------------------------------------------------------------------
Revenues                                                           $223                                     $245
EBITDA                                                               15                                       25
EBIT                                                                  1                                        8

FV/revenues                                                         1.5x                                     1.4x
FV/EBITDA                                                          22.8                                     13.2
FV/EBIT                                                              NM                                     39.9
P/E                                                                  NM                                     50.8


(1) As of close 8/13/01
(2) As of 6/30/01
(3) Stand-alone case based on TMO management projections
Note: Totals may not sum due to rounding

ANALYSIS AT VARIOUS PRICES
===============================================================================
PRICES DISPLAYED FOR ILLUSTRATIVE PURPOSES ONLY
$ MILLIONS EXCEPT PER SHARE PRICES


                                  Current(1)                                      Range of prices
Price per share                      $17.63             $15.00                        $17.50                        $20.00

Equity value                           $307               $259                          $305                          $350
Firm value                              335                287                           333                           378
                                  ----------         ----------                    ----------                    ----------
Minority stake value                    $72                $59                           $71                           $84

IMPLIED MULTIPLES

FV/2001 sales                           1.5x               1.3x                          1.5x                          1.7x
FV/2002 sales                           1.4                1.2                           1.4                           1.5

FV/2001 EBITDA                         22.8x              19.5x                         22.6x                         25.7x
FV/2002 EBITDA                         13.2               11.3                          13.1                          14.9

FV/2001 EBIT                            NM                 NM                            NM                            NM
FV/2002 EBIT                           39.9               34.2                          39.6                          45.0

P/E 2001                                NM                 NM                            NM                            NM
P/E 2002                               50.8               43.3                          50.5                          57.7

 Key financials                                            Net debt(2)                                Shares outstanding
                                 2001E(3)     2002E(3)
                              ---------------------
                                                          Total debt                 $37           Shares outstanding       16.7
Sales                              $223       $245        Cash                         9           Options                   1.5
EBITDA                               15         25                            -----------          Average strike          $9.19
EBIT                                  1          8        Net debt                   $28           Fully diluted shares     17.4
Cash net income                       1          6
Cash EPS                          $0.08      $0.35

(1)   Price as of 8/13/01
(2)   Net Debt as of 6/30/01
(3)   Stand-alone case based on TMO management projections

RELATIVE SHARE PRICE PERFORMANCE
===============================================================================
INDEXED TO SPLI SHARE PRICE

[Line Chart]

                                      Optical      Industrial
% return                    SPLI      peers(1)    laser peers(2)   NASDAQ
-------------------- ------------  -----------    -------------   ----------
LTM                        (75%)       (77%)           (75%)        (48%)
Last 3 months               (3%)       (50%)           (38%)         (8%)
Last 6 months              (35%)       (72%)           (56%)        (21%)
-------------------- ------------ ----------- --------------- ------------



(1) Optical peers include: Avanex, Bookham, Corning, Finisar, JDS Uniphase, Luminent, New Focus, OCP and Oplink
(2)   Industrial laser fees include: Coherent, GSI Lumonics and Newport

RECENT SHARE PRICE PERFORMANCE
===============================================================================

APRIL 2001 - PRESENT


[CHART]


Source:IDD

COMPARABLE SHARE PERFORMANCE
===============================================================================



                                                                    Relative returns(1)

                                     1 month           3 month          6 month           1 year            2 year        Since IPO
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
SPLI                                   (25%)              (3%)            (35%)            (75%)              119%              44%
------------------------------------------------------------------------------------------------------------------------------------

EMERGING OPTICAL COMPONENTS

Alliance Fiber Optic Products          (41%)             (65%)            (75%)               NM                NM            (76%)
Avanex Corp.                              4%             (54%)            (80%)            (94%)                NM            (96%)
Bookham Technology PLC                    9%             (51%)            (81%)            (96%)                NM            (95%)
Luminent Inc.                          (19%)             (44%)            (71%)               NM                NM            (78%)
New Focus Inc.                         (22%)             (66%)            (87%)            (96%)                NM            (90%)
Oplink Communications Inc.             (39%)             (65%)            (84%)               NM                NM            (94%)
Optical Communication Prods.           (30%)             (45%)            (51%)               NM                NM            (63%)
Stratos Lightwave Inc.                 (37%)             (42%)            (48%)            (84%)                NM            (84%)
MEDIAN                                 (26%)             (53%)            (78%)            (95%)                NM            (87%)

ESTABLISHED OPTICAL COMPONENTS

Alcatel Optronics                       (5%)             (66%)            (82%)               NM                NM            (88%)
Corning Inc.                             15%             (29%)            (61%)            (82%)             (26%)               NM
Finisar Corp.                          (27%)             (53%)            (56%)            (63%)                NM            (66%)
JDS Uniphase                           (19%)             (59%)            (78%)            (93%)             (59%)               NM
MEDIAN                                 (12%)             (56%)            (70%)            (82%)             (42%)            (77%)

INDUSTRIAL LASER

Coherent Inc.                             0%              (8%)            (20%)            (47%)               89%               NM
GSI Lumonics Inc.                         0%             (13%)            (25%)            (63%)               91%              57%
Newport Corp.                           (9%)             (50%)            (67%)            (81%)              363%               NM
MEDIAN                                    0%             (13%)            (25%)            (63%)               91%              57%

------------------------------------------------------------------------------------------------------------------------------------
MEDIAN                                 (19%)             (51%)            (71%)            (83%)               89%            (84%)
------------------------------------------------------------------------------------------------------------------------------------


(1) As of close 6/10/01

PREMIA ANALYSIS AT VARIOUS ILLUSTRATIVE PRICES
===============================================================================

PRICES DISPLAYED FOR ILLUSTRATIVE PURPOSES ONLY


                                                                       Illustrative purchase prices
                        -----------------------------------------------------------------------------------------------------------
                           SPLI prices                          $15.00                        $17.50                        $20.00
                        -----------------------------------------------------------------------------------------------------------
1-day prior(1)                  $18.00                           (17%)                          (3%)                           11%

1-week prior                    $18.46                           (19%)                          (5%)                            8%

1-month prior                   $24.09                           (38%)                         (27%)                         (17%)

3-months prior                  $20.90                           (28%)                         (16%)                          (4%)
                        -----------------


(1) Source: IDD
Note: As of close 8/13/01

HISTORICAL SHARES TRADED ANALYSIS
===============================================================================

SHARES TRADED PERFORMANCE

ONE-YEAR

Avg. daily vol.          20.8Ths
Total shares traded        5.3MM
% of total(1)                16%
% of float(2)                78%





[CHART]

Price range       $5-21    $21-37   $37-53  $53-69   $69-85   $85-101
Volume in
range (MM)        1.4      1.7      0.9     0.8      0.3      0.0
Cumulative
shares traded     27.5%    59.7%    77.7%   93.9%    100.0%   100.0%


Three-year

Avg. daily vol.          41.4Ths
Total shares traded       31.4MM
% of total(1)                94%
% of float(2)               467%


[CHART]

Price range       $5-21    $21-37   $37-53  $53-69   $69-85   $85-101
Volume in
range (MM)        8.7      5.4      8.6     2.7      3.0      3.1
Cumulative
shares traded     27.6%    44.7%    71.9%   80.6%    90.2%    100.0%


(1) Based on 16.7 million common shares outstanding
(2) Based on 16.7 million common shares outstanding less 13.3 million Thermo Electron shares held
Note: As of 8/10/01
Source: Financial Database Services

VOLUME TRADING ANALYSIS
===============================================================================

LIQUIDITY HAS DECREASED AS SHARE PRICE HAS TRENDED TO CURRENT TRADING LEVEL


DAILY AVERAGE TRADING VOLUME ('000)

High     $12.00   $10.88   $12.88   $28.00  $94.88   $72.88   $100.00  $57.00   $41.25  $24.30   $25.00

Low      $7.00    $6.69    $7.63    $8.31   $31.38   $36.00   $46.69   $19.81   $15.00  $13.25   $17.63




[CHART]




Source: Bloomberg

AGENDA
==============================================================================

  o      Overview
  o      Equity market overview
  o      VALUATION ANALYSIS
  o      Minority spin-in analysis
  o      Shareholder considerations

SUMMARY VALUATION
================================================================================
PRICES DISPLAYED FOR ILLUSTRATIVE PURPOSES ONLY


SUMMARY VALUATION
$ per share




                                     Current price
                                     8/13/01
                                     $17.63

Discounted cash flow                 [CHART]
-   Stand-alone case
-   Spin-in case


Trading multiples


52-week range

SUMMARY FINANCIALS - STAND-ALONE CASE
================================================================================
$ MILLIONS


SUMMARY FINANCIALS                  2001E       2002E             2003E              2004E             2005E              2006E
REVENUE
   Base                              $207        $228              $251               $276              $303               $333
     % GROWTH                                     10%               10%                10%               10%                10%
   Telecom                             16          18                19                 21                23                 26
     % GROWTH                                     10%               10%                10%               10%                10%
   Consolidated                      $223        $245              $270               $297              $327               $359
     % GROWTH                                     10%               10%                10%               10%                10%

EBIT
   Consolidated                        $1          $8               $16                $23               $29                $35
     % MARGIN                          0%          4%                6%                 8%                9%                10%

EBITDA
   Consolidated                       $15         $25               $33                $41               $48                $55
     % MARGIN                          7%         10%               12%                14%               15%                15%


Note: Based on TMO management projections

DISCOUNTED CASH FLOW VALUATION SUMMARY -
STAND-ALONE CASE
================================================================================
DISPLAYED FOR ILLUSTRATIVE PURPOSES ONLY
$ MILLIONS, EXCEPT PER SHARE DATA

                                                                                                                      CAGR/
DISCOUNTED CASH FLOW VALUATION                        2002E        2003E        2004E       2005E        2006E        AVERAGE
Sales                                                  $245         $270         $297        $327         $359         10%
    % GROWTH                                            10%          10%          10%         10%          10%         10%

EBITDA                                                   25           33           41          48           55         21%
   % MARGIN                                             10%          12%          14%         15%          15%         13%

EBIT                                                      8           16           23          29           35         43%
   % MARGIN                                              3%           6%           8%          9%          10%          7%

EBIAT                                                     4            9           13          16           20         47%
+ Depreciation and amortization                          17           18           18          19           20
- Increase in NWI                                         9           10           11          12           13
- Capital expenditures                                   12           14           15          17           18
                                            ------------------------------------------------------------------------
FCF                                                      $1           $3           $6          $8          $10



                    FIRM VALUE

   DISCOUNT          EBITDA MULTIPLE
     RATE
                   7.5x      8.0x       8.5x
              -------------------------------
        10.0%      $275      $292       $309
        11.0%       263       280        296
        12.0%       252       268        283


                 EQUITY VALUE(1)


   DISCOUNT          EBITDA MULTIPLE
     RATE
                   7.5x      8.0x       8.5x
              -------------------------------
        10.0%    $14.35    $15.29     $16.23
        11.0%     13.70     14.59      15.49
        12.0%     13.08     13.94      14.79


(1) Assumes net debt of $28 million as of 6/30/01; 16.7MM common shares, 1.5MM options with an average strike price of $9.19
Note:  Based on TMO management projections; valuation as of January 1, 2002

SENSITIVITY ANALYSIS - STAND-ALONE CASE

DISPLAYED FOR ILLUSTRATIVE PURPOSES ONLY

FIRM VALUE ($ MILLIONS)


            SALES GROWTH                                  AVERAGE EBITDA MARGIN FOR THE PERIOD 2002 - 2006
------------------- -----------------   -------------------------------------------------------------------------------------
         5-YR AVG.              CAGR          10%      11%            12%            13%            14%    15%            16%
------------------- -----------------   --------- -------- ------------------ ---------- -------------- ------ --------------
              $273                8%         $190     $211           $233           $254           $275   $297           $318
                                                                               ----------
               300               10%          208      232            256            280            304    328            351
                                                                               ----------
               328               12%          228      254            281            308            335    361            388


EQUITY VALUE ($ PER SHARE)



            SALES GROWTH                                AVERAGE EBITDA MARGIN FOR THE PERIOD 2002-2006
------------------- -----------------   -------------------------------------------------------------------------------------------
        5-YR. AVG.              CAGR        10%      11%           12%             13%           14%            15%            16%
------------------- -----------------   -------- -------- ----------------- ----------- ------------- -------------- --------------
              $273                8%      $9.67   $10.84        $12.01          $13.18        $14.36         $15.53         $16.70
                                                                            -----------
               300               10%      10.65    11.97         13.28           14.59         15.91          17.22          18.54
                                                                            -----------
               328               12%      11.73    13.20         14.67           16.14         17.61          19.08          20.55




Note: Based on TMO  management  projections;  discount  rate of 11% and terminal
      EBITDA multiple of 8.0x, net debt of $28 million as of 6/30/01; 16.7MM common shares, 1.5MM options with an average strike price of $9.19

SUMMARY FINANCIALS - SPIN-IN CASE
================================================================================

$ MILLIONS


SUMMARY FINANCIALS                2001E              2002E             2003E              2004E         2005E              2006E
Revenue
   Base                            $207               $228              $251               $276          $303               $333
     % GROWTH                                          10%               10%                10%           10%                10%
   Telecom                           16                 18                19                 21            23                 26
     % GROWTH                                          10%               10%                10%           10%                10%
   Consolidated                    $223               $245              $270               $297          $327               $359
     % GROWTH                                          10%               10%                10%           10%                10%

EBIT
   Consolidated                      $1                $15               $23                $31           $37                $44
     % MARGIN                        0%                 7%                9%                11%           12%                13%

EBITDA
   Consolidated                     $15                $32               $41                $49           $56                $64
     % MARGIN                        7%                13%               15%                16%           17%                18%


Note: Based on TMO management projections

DISCOUNTED CASH FLOW VALUATION SUMMARY -
SPIN-IN CASE
================================================================================
DISPLAYED FOR ILLUSTRATIVE PURPOSES ONLY
$ MILLIONS, EXCEPT PER SHARE DATA

                                                                                                                            CAGR/
Discounted cash flow valuation             2002E     2003E            2004E             2005E            2006E            average
Sales                                       $245      $270             $297              $327             $359               10%
    % GROWTH                                 10%       10%              10%               10%              10%               10%

EBITDA                                        32        41               49                56               64               18%
   % MARGIN                                  13%       15%              16%               17%              18%               16%

EBIT                                          15        23               31                37               44               30%
   % MARGIN                                   6%        9%              10%               11%              12%               10%

EBIAT                                          8        13               18                21               26               32%
+ Depreciation and amortization               17        18               18                19               20
- Increase in NWI                              2         1               10                11               12
- Capital expenditures                        12        14               15                17               18

                                           --------------------------------------------------------------------
FCF                                          $11       $17              $11               $13              $16




----------------------------------------------
Firm value
----------------------------------------------

   Discount          EBITDA multiple
     rate
                   7.5x      8.0x       8.5x
              -------------------------------
        10.0%      $351      $371       $391
        11.0%       337       356        375
        12.0%       323       341        359



----------------------------------------------
Equity value(1)
----------------------------------------------

   Discount          EBITDA multiple
     rate
                   7.5x      8.0x       8.5x
              -------------------------------
        10.0%    $18.52    $19.61     $20.70
        11.0%     17.74     18.78      19.82
        12.0%     16.99     17.99      18.98



(1) Assumes net debt of $28 million as of 6/30/01; 16.7MM common shares, 1.5MM options with an average strike price of $9.19
Note:  Based on TMO management projections; valuation as of January 1, 2002

IMPLIED VALUE TO THERMO ELECTRON
================================================================================

DISPLAYED FOR ILLUSTRATIVE PURPOSES ONLY
$ MILLIONS, EXCEPT PER SHARE DATA


                                                   Stand-alone case                                                    Spin-in case
Illustrative share price of SPLI(1)                     $14.59            Illustrative equity value of total SPLI(1)         $342

Thermo Electron shares owned                             13.3                        Minority stake purchase cost(2)         ($84)

Value of stake                                           $195                                       Value of stake           $258

                                                                 Value delta

                                                                     $64

(1) Based on TMO management projections; discount rate of 11% and terminal EBITDA multiple of 8.0x; net debt of $28 million as of 6/30/01; 16.7MM common shares, 1.5MM options with an average strike price of $9.19
(2) Based on SPLI share price of $20.00
Note: Totals may not sum due to rounding

INDUSTRY LASER TRADING COMPARABLES
================================================================================

$ MILLIONS, EXCEPT PER SHARE DATA


                                                                                     Firm vlue
                                                                   -----------------------------------------
                                                                        Revenue                EBITDA                 P/E
                                                                   ----------------------------------------- ---------------------
                                     % 52-wek      Market    Firm
COMPANY                 Price(1)         high      value     value  2001E      2002E      2001E      2002E      2001E      2002E
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

Spectra-Physics         $17.63            24%       $307      $335   1.5x       1.4x      22.8x      13.2x       NM        50.8x
----------------------------------------------------------------------------------------------------------------------------------


Coherent Inc.(2)        $35.85            44%     $1,046      $871   1.8x       1.6x      13.2x      11.9x       29.6x     28.7x

GSI Lumonics             $8.42            29%        344       248   0.9         0.9       9.1x      14.2x       27.2      NM

Newport Corp            $21.80            11%        841       584   1.7         1.6       9.2        8.4        20.2      19.5


------------------------------------------------------------------------------------------------------------------------------------
MEDIAN                                                               1.7x        1.6x      9.2x      11.9x       27.2x     28.7x
------------------------------------------------------------------------------------------------------------------------------------


(1) As of close 8/13/01
(2) Pro forma for public equity holdings and disposal of Medical segment
Notes: SPLI stand-alone projections based on TMO management projections; all others based on company filings, equity research and IBES estimates

TRADING MULTIPLE ANALYSIS
===============================================================================

DISPLAYED FOR ILLUSTRATIVE PURPOSES ONLY
$ MILLIONS, EXCEPT PER SHARE DATA


                                                         2001E                                    2002E
SPLI revenue                                             $223                                            $245
Selected multiple range                          1.25x                  1.75x                   1.0x                    1.5x
Equity value per share(1)                       $14.54                 $20.67                 $12.70                  $19.45

SPLI EBITDA -- Stand-alone                               $15                                             $25
Selected multiple range                           9.0x                  11.0x                   8.0x                   10.0x
Equity value per share(1)                        $6.25                  $8.01                 $10.39                  $13.18

SPLI EBITDA -- Spin-in                                                                                   $32
Selected multiple range                                                                         8.0x                   10.0x
Equity value per share                                                                        $13.47                  $17.03

SPLI EPS -- Stand-alone                                                                                 $0.35
Selected multiple range                                 NM                                     20.0x                    26.0x
Equity value per share                                                                         $7.00                    $9.02

SPLI EPS -- Spin-in                                                                                     $0.59
Selected multiple range                                                                        20.0x                    26.0x
Equity value per share                                                                        $11.80                   $15.29


(1) Assumes net debt of $28 million; 16.7MM common shares, 1.5MM options with an average strike price of $9.19

IMPLIED VALUATION - COHERENT
===============================================================================
DISPLAYED FOR ILLUSTRATIVE PURPOSES ONLY
$ MILLIONS, EXCEPT PER SHARE DATA

                                            Stand-alone case                                       Spin-in case
                               2001E                               2002E                              2002E
SPLI revenue                    $223                                $245                                $245
Coherent FV/revenue             1.8x                                1.6x                                1.6x
Implied firm value              $412                                $393                                $393
Implied equity value            $398                                $379                                $379
                        --------------------------    --------------------------------    -------------------------------
EQUITY VALUE PER SHARE        $21.88                              $20.84                              $20.84
                        --------------------------    --------------------------------    -------------------------------
SPLI EBITDA                      $15                                 $25                                 $32
Coherent FV/EBITDA             13.2x                               11.9x                               11.9x
Implied firm value              $193                                $302                                $385
Implied equity value            $179                                $288                                $371
                        --------------------------    --------------------------------    -------------------------------
EQUITY VALUE PER SHARE         $9.86                              $15.81                              $20.38
                        --------------------------    --------------------------------    -------------------------------
SPLI EPS                                                           $0.35                               $0.59
Coherent P/E                                                       28.7x                               28.7x
                        --------------------------    --------------------------------    -------------------------------
EQUITY VALUE PER SHARE            NM                               $9.95                              $16.86
                        --------------------------    --------------------------------    -------------------------------

Note: Based on $28MM of net debt, 16.7MM common shares and 1.5MM options with an average strike price of $9.19; numbers may not total due to rounding

ILLUSTRATIVE PRO-FORMA ANALYSIS
===============================================================================
DISPLAYED FOR ILLUSTRATIVE PURPOSES ONLY
$ MILLIONS

2002 accretion/(dilution) to TMO

                                             Stand-alone case
  SPLI                                        Purchase price
    EPS                        $15.00             $17.50             $20.00
                         ---------------------------------------------------------
                   $0.25         (1.0%)             (1.2%)             (1.4%)

                   $0.35         (0.2%)             (0.4%)             (0.5%)

                   $0.45           0.7%               0.5%               0.4%

Equity value                       $259               $305               $350
Minority purchase cost               59                 71                 84

                                              Spin-off case
                                              Purchase price
                               $15.00             $17.50             $20.00
                         ---------------------------------------------------------
                   $0.50          1.2%               1.0%               0.8%

                   $0.59          1.9%               1.7%               1.6%

                   $0.70          2.9%               2.7%               2.5%

                                  $259               $305               $350
                                    59                 71                 84

Note: Assumes TMO cash net income of $200MM in 2002, SPLI stand-alone and spin-off cash EPS of $0.35 and $0.59 in 2002 respectively and 17.4MM (treasury method) shares in 2002; assumes 40% tax rate and 5% financing rate; SPLI estimates based on TMO management projections, TMO estimates based on JPMorgan equity research, assumes 100% cash transaction valued as of January 1, 2002

IMPACT OF LITIGATION RISK
===============================================================================
o  On June 19, 2000,  Rockwell  filed  complaint  for patent  infringement

o  Rockwell has not sought injunctive relief since patent has already expired

o  Trial date set for February 5, 2002

AGENDA
===============================================================================

o      Overview
o      Equity market overview
o      Valuation analysis
o      MINORITY SPIN-IN ANALYSIS
o      Shareholder considerations

PREMIUMS PAID IN PRECEDENT SQUEEZE-OUT TRANSACTIONS
===============================================================================
1988 - present

Premiums paid; medians
% over stock price one week prior to announcement

[CHART]

(1) Data for 1993 not shown - only one transaction was executed at a discount of 20%
Note: Selected transactions in sample include 150 minority squeeze-out transactions (owner of 50% or more of a U.S. public company acquires the remaining shares for total consideration of $50 million or more); January 1988, March 2001
Source: SDC and JPMorgan research

PREMIA ANALYSIS BY SIZE AND FLOAT
===============================================================================
Premia(1) paid in minority buy-outs since 1988

[CHART]

Buy-outs by size

Premia paid (%)

Buy-outs by float

Premia paid (%)

(1) Premia based on stock price one week prior to announcement
Source: J.P. Morgan M&A Analysis Group, SDC

AGENDA
===============================================================================

-      Overview
-      Equity market overview
-      Valuation analysis
-      Minority spin-in analysis
-      SHAREHOLDER CONSIDERATIONS

SHAREHOLDER PROFILE
===============================================================================
Top 10 institutional investors in SPLI

Institution                                        Style                               Share pos                % of shares out
-------------------------------------------------- ------------------------- ------------------------- -------------------------
Taylor Richard K                                   NM                                  1,100,000                            6.6
Kern Capital Management LLC                        Growth                                683,700                            4.1
Merrill Lynch & Company Inc.                       Specialty                             500,949                            3.0
Dimensional Fund Advisors Inc.                     Index                                 211,300                            1.3
Pilgrim Baxter & Associates                        Momentum                              205,100                            1.2
U.S. Trust Corporation                             Core Value                            116,587                            0.7
Vanguard Group, Inc.                               Index                                  81,511                            0.5
Barclays Global Investors                          Index                                  76,589                            0.5
John G. Ullman & Associates Inc.                   Core Value                             46,564                            0.3
Charles Schwab Investment Management               Index                                  42,200                            0.3
Total                                                                                  3,064,500                           18.4


Source: Carson Group as of 3/31/01